Exhibit 99.2

Exhibit 99.2

EarthLink

We revolve around you.™

NEW EDGE

Networks

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EarthLink We revolve around you.™

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Complementary Product Offerings

Market Segment	Access	Value Added Services					
Single Site Soho <5	ELNK Small Biz	VPN		Web – Hosting	Security (Aluria)	Voice (VOIP)	On-site Services (2006)
Multi Site Small/Medium Enterprise <200	New Edge Networks			2006	2006	2006	2006

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EarthLink We revolve around you.

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Fast Growing Market

In Millions
U.S. IP VPN Market
23% CAGR
$4,000
$3,000
$2,000
$1,000
$0
2004
2005
2006
2007
2008
2009
Soho
Small
Medium

Source: Compass Intelligence 2004

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EarthLink We revolve around you.

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Diversified Customer Base

Multi-site
Wholesale
Single-site

7

EarthLink We revolve around you.™

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Largest Network Footprint "Big Foot"

NEW EDGE BROADBAND NETWORK

Port Angeles
Seattle
Spokane
Great Falls
Missoula
Helena
Bozeman
Billings
Walla Walla
Eugene
Medford
Klamath Falls
Boise
Twin Falls
Pocatello
Idaho Falls
Jackson
Reno
Carson City
Sacramento
Fresno
Tulare
Bakersfield
Las Vegas
Salt Lake City
Ogden
Provo
Cedar City
St. George
Santa Barbara
Los Angeles
San Diego
Apple Valley
Palm Springs
Flagstaff
Prescott
Phoenix
Tucson
Sierra Vista
Las Cruces
El Paso
Farmington
Santa Fe
Albuquerque
Durango
Grand Junction
Steamboat Spr.
Glenwood Spr.
Aspen
Breckinridge
Pueblo
Denver
Greeley
Ft. Collins
Cheyenne
Laramie
Casper
Gillette
Rapid City
Grand Forks
Fargo
Bemidji
Duluth
Brainerd
St. Cloud
Minneapolis
Rochester
Owatonna
Austin
Sioux Falls
Sioux City
Omaha
Lincoln
Kearney
Columbus
Des Moines
Cedar Rapids
Waterloo
Davenport
Madison
Green Bay
Appleton
Traverse City
Saginaw
Detroit
Toledo
Cleveland
Youngstown
Pittsburgh
Harrisburg
Hagerstown
Ashburn
Washington DC
Richmond
Newport News
Philadelphia
Trenton
New York
Boston
Manchester
Syracuse
Albany
Poughkeepsie
Springfield
Columbus
Cincinnati
Louisville
Lexington
Indianapolis
Peoria
Springfield
Quincy
St. Louis
St. Joseph
Topeka
Lawrence
Manhattan
Salina
Hutchinson
Wichita
El Dorado
Joplin
Springfield
Cape Girardeau
Paducah
Nashville
Knoxville
Johnson City
Chattanooga
Huntsville
Birmingham
Atlanta
Augusta
Columbia
Charleston
Savannah
Macon
Albany
Montgomery
Jackson
Mobile
Pensacola
Fort Walton Beach
Panama City
Tallahassee
New Orleans
Baton Rouge
Lake Charles
Beaumont
Houston
Austin
Victoria
Corpus Christi
Laredo
McAllen
Harlingen
Brownsville
San Angelo
Midland
Odessa
Lubbock
Amarillo
Abilene
Wichita Falls
Lawton
Tulsa
Muskogee
Fort Smith
Fayetteville
Little Rock
Memphis
Jonesboro
Texarkana
Shreveport
Longview
Tyler
Dallas
Waco
Temple
Killeen
College Station
Ocala
Orlando
Daytona Beach
St. Augustine
Hudson
Winter Haven
Port Charlotte
Ft. Myers
Naples
Marco Island
Miami
Jupiter
Greensboro
Raleigh
Wilmington
Fayetteville
Rocky Mount
Staunton
Winchester
Greenville
NEW EDGE Networks
HUB ATM SWITCH
PUBLIC NNI INTERFACE
ATM/FRAME SWITCH
LAYER 3 POPS

EarthLink We revolve around you.

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Proven Financial Performance

23 Consecutive Quarters of Revenue Growth
In Millions
$140
$105
$70
$35
$0
1999
2000
2001
2002
2003
2004
2005E
Single Site
Wholesale
Multi Site

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EarthLink We revolve around you.

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EarthLink

We revolve around you.™

NEW EDGE

Networks

15

EarthLink We revolve around you.™

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Strategy

Utilize the largest independent broadband national network platform to drive growth

•      Broaden our existing Small-Medium Enterprise (SME) products

•      Expand New Edge Networks existing business into attractive new markets

•      Leverage New Edge Networks nation-wide network access (“Big Foot”)

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New Edge Networks

Headquarters	Vancouver, WA

Selected 2005 Data
• Customers	56,000 connections
• Revenues	Approx. $120M
• EBITDA	$8M to $10M Estimated
• Employees	345

The leading independent single-source national provider of secure multi-site managed data networks and dedicated Internet access for businesses and communications carriers

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Complementary Product Offerings

Building A Portfolio Of SME Products in Attractive Growth Markets

Market Segment	Access	Value Added Services

Single	ELNK	VPN	Web –	Security	Voice	On-site
Site	Small Biz		Hosting	(Aluria)	(VOIP)	Services
Soho						(2006)
<5

Multi Site
Small/Medium	New Edge		2006	2006	2006	2006
Enterprise	Networks
<200

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Fast Growing Market

U.S. IP VPN Market

Source: Compass Intelligence 2004

[CHART]

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Diversified Market Opportunity

Segment	HQ	Sites	Avg.
Retail	7,015	233,087	33
Bus. Services	5,415	70,129	13
Prof. Services	4,998	41,686	8
Banking	4,785	72,293	15
Medical	1,330	19,217	14
Lodging	479	6,456	13

Source: D&B Spectrum

Totals include HQ’s with 5 or more branches.

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Diversified Customer Base

[CHART]

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Balanced and Experienced Distribution

Retail	Wholesale

• 100 Internal Quota Carrying Reps	• Large, national partners - MCI, AT&T, SBC, Bell South, etc.
• Hundreds of alternate channel partners such as VAR’s, agents, equipment vendors, ISO’s, etc	• 300 smaller ISP partners

Benefits to New Edge

• Using retail and wholesale channels increases growth

• Largest customer represents less than 10% of revenues

• 67% of all recurring revenues billed directly to the end user

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Largest Network Footprint “Big Foot”

NEW EDGE BROADBAND NETWORK

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While New Edge Networks believes that the information depcited herein is accurate as of November 29th 2001, some of the information depicted may be inaccurate and the information depicted is subject to change without notice.

Copyright 2001 © New Edge Network, Inc.

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Proven Financial Performance

23 Consecutive Quarters of Revenue Growth

[CHART]

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Acquisition Terms

•                  $144 M in Aggregate Consideration

•                  2.6M shares of EarthLink Common Stock

•                  $114.3M in cash

•                  $60.8M to New Edge Networks equity holders

•                  $53.5M debt, and certain expenses and other liabilities

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Summary

New Edge Networks will become EarthLink’s platform for growth in the SME market, providing

•                  Ability to expand our current SME product suite

•                  Access to developed channels and experienced personnel

•                  A unique and difficult to duplicate network asset in a fast growing market

12

Safe Harbor Statement

Certain of the statements contained in this presentation are forward-looking statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described.  With respect to such forward-looking statements, the Company seeks the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include a variety of factors, including competitive and regulatory developments and risk factors listed from time to time in the Company’s SEC reports. This list is intended to identify certain of the principal factors that could cause actual results to differ materially from those described in the forward-looking statements included elsewhere herein. These factors are not intended to represent a complete list of all risks and uncertainties inherent in the Company’s business, and should be read in conjunction with the more detailed cautionary statements and risk factors included elsewhere in the Company’s most recent filings with the SEC.

Certain statements contained in this presentation about future periods are derived from business plans of EarthLink and its affiliate and are not intended to be projections of future results.

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Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with U.S. generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because EarthLink believes they provide relevant and useful information to investors.  EarthLink utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  EarthLink also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.  Since the elements of these financial performance measures are determined using the accrual basis of accounting and exclude the effects of certain capital, financing, acquisition-related, and facility exit costs, investors should use them to analyze and compare companies on the basis of current period operating performance.

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